Business Activity Supplement

Third Quarter 2003

Business Activity Supplement
Third Quarter 2003

This supplement contains statistical data which are unaudited. The unaudited data should be read in conjunction with audited financial statements, notes to the financial statements, and management’s discussion and analysis of financial conditions and results of operations, included in Fannie Mae’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed with the Securities and Exchange Commission (SEC), and also with the unaudited financial statements, notes to the financial statements, and management’s discussion and analysis of financial condition and results of operations, included in Fannie Mae’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003, also filed with the SEC.

PORTFOLIO COMMITMENT ACTIVITY
September 2003

(Dollars in millions)
	Mandatory Commitments to Purchase Loans 2/

	Single-Family

			Conventional			Total
		Conventional	Intermediate			Mandatory	Commitments	Retained
	FHA/VA	Long-Term	-Term 1/	ARM	Multifamily	Commitments	to Sell	Commitments

1997 1998 1999 2000 2001	$4,693 5,075 24,065 4,754 4,313	$55,884 156,623 142,529 123,504 261,240	$6,043 28,237 12,609 10,980 28,361	$2,380 2,017 6,129 19,006 3,636	$965 1,843 2,616 5,445 6,534	$69,965 193,795 187,948 163,689 304,084	$1,298 1,880 5,900 11,786 7,586	$68,667 191,915 182,048 151,903 296,498

2002
Qtr 1 Qtr 2 Qtr 3 Qtr 4	$664 5,280 380 634	$38,052 48,253 105,185 123,929	$12,845 7,246 21,685 23,842	$979 971 1,725 1,373	$1,665 1,458 1,421 2,740	$54,205 63,208 130,396 152,518	$3,422 3,280 2,370 3,196	$50,783 59,928 128,026 149,322

Total	$6,958	$315,419	$65,618	$5,048	$7,284	$400,327	$12,268	$388,059

2003
January February March	$74 137 441	$20,144 43,868 32,633	$6,442 7,244 7,407	$528 644 791	$626 586 733	$27,814 52,479 42,005	$2,717 1,241 2,457	$25,097 51,238 39,548

Qtr 1	652	96,645	21,093	1,963	1,945	122,298	6,415	115,883

April May June	382 250 406	35,989 53,727 49,137	4,428 19,133 26,255	985 1,573 1,916	1,122 886 1,458	42,906 75,569 79,172	1,479 1,785 3,657	41,427 73,784 75,515

Qtr 2	1,038	138,853	49,816	4,474	3,466	197,647	6,921	190,726

July August September	577 219 517	60,145 36,683 25,162	15,164 6,798 2,769	1,161 1,780 3,023	2,547 956 1,230	79,594 46,436 32,701	1,915 3,085 4,740	77,679 43,351 27,961

Qtr 3	1,313	121,990	24,731	5,964	4,733	158,731	9,740	148,991

YTD	$3,003	$357,488	$95,640	$12,401	$10,144	$478,676	$23,076	$455,600

1/ Contractual maturities of 20 years or less for portfolio loans and 15 years or less for MBS.

2/ Net of pair-offs.

MORTGAGE PURCHASES
September 2003

(Dollars in millions)
	Single-Family

			Conventional
		Conventional	Intermediate			Total	Purchase	Fannie Mae
	FHA/VA	Long-Term	-Term 1/	ARM	Multifamily	Purchases	Yield 2/	MBS 3/

1997	$5,539	$55,925	$6,030	$1,977	$994	$70,465	7.40%	$39,032

1998	6,016	147,615	28,725	3,507	2,585	188,448	6.61%	104,728

1999	23,575	146,679	15,315	6,073	3,568	195,210	6.88%	125,498

2000	6,940	113,444	11,607	17,683	4,557	154,231	7.62%	104,904

2001	6,001	226,516	26,146	3,777	8,144	270,584	6.56%	180,582
2002
Qtr 1	$1,255	$74,262	$11,868	$1,514	$2,047	$90,946	6.31%	$67,112

Qtr 2	5,879	35,712	11,667	1,928	1,731	56,917	6.37%	29,133

Qtr 3	1,120	59,013	10,336	2,466	1,292	74,227	5.94%	44,269

Qtr 4	1,239	111,828	28,231	4,831	2,422	148,551	5.49%	104,525

Total	$9,493	$280,815	$62,102	$10,739	$7,492	$370,641	5.92%	$245,039

2003
January	$250	$45,586	$9,645	$921	$879	$57,281	5.44%	$42,858

February	261	33,638	4,720	1,195	606	40,420	5.32%	27,530

March	417	26,560	5,205	1,439	683	34,304	5.20%	18,252

Qtr 1	928	105,784	19,570	3,555	2,168	132,005	5.34%	88,640

April	593	34,822	5,710	1,270	633	43,028	5.20%	25,648

May	353	35,110	6,042	1,291	953	43,749	5.12%	23,180

June	547	32,272	6,152	1,335	877	41,183	4.96%	21,655

Qtr 2	1,493	102,204	17,904	3,896	2,463	127,960	5.09%	70,483

July	686	61,487	6,910	1,162	2,201	72,446	4.86%	48,266

August	608	60,440	15,761	4,447	1,401	82,657	4.83%	54,295

September	558	73,908	17,768	5,460	1,111	98,805	4.85%	73,505

Qtr 3	1,852	195,835	40,439	11,069	4,713	253,908	4.85%	176,066

YTD	$4,273	$403,823	$77,913	$18,520	$9,344	$513,873	5.03%	$335,189

1/ Contractual maturities of 20 years or less for portfolio loans and 15 years or less for MBS.

2/ Yields are shown on a tax equivalent basis.

3/ Included in total purchases.

FIXED RATE MORTGAGES BY NOTE RATE 1/
SEPTEMBER 2003

(Dollars in millions)
		6.00%	6.50%	7.00%	7.50%	8.00%	8.50%	9.00%	9.50%	10.00%
End of	under	to	to	to	to	to	to	to	to	and
Period	6.00%	6.49%	6.99%	7.49%	7.99%	8.49%	8.99%	9.49%	9.99%	over	Total

1997	$914	$11,218	$71,085	$163,002	$227,750	$149,800	$87,021	$26,877	$21,153	$20,979	$779,799

1998	2,987	28,523	176,133	280,774	215,161	105,341	57,302	17,573	14,438	15,039	913,271

1999	6,057	49,285	266,401	323,154	224,092	94,037	45,030	13,082	10,575	11,168	1,042,881

2000	5,519	44,869	244,457	301,640	255,849	157,543	71,812	17,986	11,509	10,279	1,121,463

2001	19,055	86,842	393,701	414,763	250,472	114,772	54,280	14,846	10,182	10,177	1,369,090

2002
Qtr 1	33,731	122,605	452,387	418,800	230,587	99,464	48,349	13,278	8,890	8,666	1,436,757

Qtr 2	35,529	135,409	492,929	434,623	221,999	91,064	44,727	12,390	8,273	7,974	1,484,917

Qtr 3	52,472	169,799	533,746	419,077	207,070	83,506	41,835	11,647	7,695	7,290	1,534,137

Qtr 4	145,641	260,437	519,799	356,215	177,752	72,165	37,762	10,660	7,033	6,853	1,594,317

2003
Qtr 1	296,554	346,974	474,724	297,078	152,277	62,592	33,680	9,641	6,347	6,152	1,686,019

Qtr 2	545,198	371,678	402,875	238,145	128,244	53,774	29,844	8,700	5,725	5,604	1,789,787

Qtr 3	811,188	329,429	317,796	185,905	106,860	45,544	25,865	7,686	5,046	4,964	1,840,283

1/ Includes loans underlying mortgages in portfolio or backing net MBS outstanding. Excludes housing revenue bonds and certain other portfolio investments.

MORTGAGE PORTFOLIO LIQUIDATIONS AND SALES
SEPTEMBER 2003

(Dollars in millions)
	Liquidations					Sales		Total Liquidations and Sales

		Amortization	Total	Estimated	% of Avg.		Estimated		Estimated
	Foreclosure	& Prepayments	Amount	Net Yield	Portfolio 1/	Amount	Net Yield	Amount	Net Yield

1997	$2,037	$37,714	$39,751	7.70%	13.25%	$1,088	6.58%	$40,839	7.67%

1998	1,950	86,917	88,867	7.66%	25.02%	1,793	6.91%	90,660	7.65%

1999	1,959	77,791	79,750	7.39%	16.93%	6,148	6.98%	85,898	7.36%

2000	1,040	56,193	57,233	7.18%	10.25%	10,982	6.98%	68,215	7.15%

2001	1,219	163,193	164,412	7.23%	24.73%	8,981	6.49%	173,393	7.19%

2002
Qtr 1	$487	$60,485	$60,972	7.01%	33.75%	$3,131	5.88%	$64,103	6.96%
Qtr 2	618	45,857	46,475	6.89%	25.16%	3,629	6.82%	50,104	6.89%

Qtr 3	630	61,518	62,148	6.82%	33.35%	1,436	6.46%	63,584	6.82%

Qtr 4	743	107,081	107,824	6.71%	56.48%	1,386	5.48%	109,210	6.70%

YTD	$2,478	$274,941	$277,419	6.83%	37.35%	$9,582	6.27%	$287,001	6.82%

2003
Qtr 1	$806	$104,802	$105,608	6.61%	52.25%	$1,271	5.68%	$106,879	6.60%
Qtr 2	896	125,050	125,946	6.45%	61.78%	5,425	5.48%	131,371	6.41%

Qtr 3	1,003	146,772	147,775	6.20%	68.96%	1,477	2.69%	149,252	6.17%

YTD	$2,705	$376,624	$379,329	6.40%	60.96%	$8,173	5.01%	$387,502	6.37%

1/ Annualized

DEBT SUMMARY STATISTICS
As of September 30, 2003

(Dollars in millions)
			Quarter Ended

	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002

DEBT OUTSTANDING
Effective short-term debt, redemption value 1/	$274,362	$294,432	$173,243	$192,702	$137,234

Cost	1.22%	1.28%	1.36%	1.52%	1.86%

Effective long-term debt, redemption value 1/	693,719	579,676	693,891	651,827	657,246

Cost	5.33%	5.57%	5.20%	5.48%	5.64%

Foreign debt adjustment and other basis adjustments	9,747	12,064	8,945	8,735	8,050

Total Redemption Value 2/	$977,828	$886,172	$876,079	$853,264	$802,530

Cost	4.16%	4.13%	4.60%	4.81%	5.18%
OTHER FUNDING ACTIVITIES AND STATISTICS
Option embedded debt instruments outstanding	$656,245	$618,414	$590,819	$601,451	$514,421

Option embedded debt instruments as a % of net mortgage portfolio outstanding	71.2%	75.4%	71.8%	75.4%	67.9%

LONG TERM DEBT:
Debt called during period 3/	$41,175	$61,649	$42,476	$36,806	$24,829

Debt repurchased during period	6,807	6,952	3,614	1,044	846

Debt matured during period	11,370	24,503	23,165	24,814	11,273

Total Long Term Debt Redeemed During Period	$59,352	$93,104	$69,255	$62,664	$36,948

SHORT TERM DEBT:
Debt called during period 3/	$100	$1,250	$1,300	$4,350	$1,125

Debt matured/paydown during period	500,720	585,509	557,820	372,495	428,702

Total Short Term Debt Redeemed During Period	$500,820	$586,759	$559,120	$376,845	$429,827

Total Debt Redeemed During Period	$560,172	$679,863	$628,375	$439,509	$466,775

Swaps retired before maturity during period	$15,595	$3,524	$175	$12,600	$39,440

Swaps matured during period	61,753	30,244	4,525	16,870	8,500

Total Swaps Redeemed During Period	$77,348	$33,768	$4,700	$29,470	$47,940

1/ Data reflects the classification of debt obligations based on the repricing frequency of their coupon rates and on debt conversion via interest rate swaps.

2/ Average maturity is 56 months at September 30, 2003.
3/ Includes debt that was called as a result of an associated swap being called. This debt was previously classified as non-callable.

Summary of Debt Issued
September 30, 2003

(Dollars in millions)

	SHORT-TERM DEBT 1/			LONG-TERM DEBT 2/

		AVG.				AVG.
	REDEMPTION	TERM	ACCOUNTING	REDEMPTION	TERM	ACCOUNTING
	VALUE	(DAYS)	COST 3/	VALUE	(MONTHS)	COST 3/

1999	$1,136,001	55	5.17%	$139,020	77	6.07%
2000	$1,143,131	63	6.27%	$110,215	89	6.92%
2001	$1,756,690	60	3.69%	$249,353	55	4.83%
2002
Qtr 1	$461,929	51	1.76%	$61,936	65	4.58%
Qtr 2	338,957	70	1.80%	50,067	57	4.37%
Qtr 3	411,567	50	1.70%	60,479	56	3.32%
Qtr 4	423,466	64	1.43%	65,985	48	3.00%

TOTAL	$1,635,919	58	1.67%	$238,467	56	3.78%

2003
January	$155,041	62	1.22%	$21,790	46	2.97%
February	193,494	54	1.24%	23,004	54	3.17%
March	225,629	36	1.19%	31,915	50	2.46%

Qtr 1	574,164	49	1.22%	76,709	50	2.82%

April	$193,666	35	1.13%	$35,089	49	2.73%
May	190,705	37	1.14%	19,223	58	3.05%
June	223,968	41	1.00%	24,078	60	2.40%

Qtr 2	608,339	38	1.09%	78,390	55	2.70%

July	$197,256	45	0.91%	$42,925	44	2.13%
August	159,315	57	0.97%	35,728	39	2.33%
September	180,165	47	0.98%	38,649	42	2.61%

Qtr 3	536,736	50	0.95%	117,302	42	2.35%

YTD	$1,719,239	45	1.09%	$272,401	48	2.58%

1/	The impact of interest rate swaps is excluded.
2/	Long-term debt may be fixed or variable rate, and the impact of interest rate swaps is excluded.
3/	Accounting cost represents the monthly equivalent yield that discounts the amount due at maturity to the net proceeds over the expected life of the security. Beginning in the 2nd quarter 2003, the impact of debt swaps has been excluded.

Summary of Debt Redeemed
September 30, 2003

(Dollars in millions)

	SHORT-TERM DEBT 1/		LONG-TERM DEBT 2/

	REDEMPTION	ACCOUNTING	REDEMPTION	ACCOUNTING
	VALUE	COST 3/	VALUE	COST 3/

1999	$1,125,748	5.10%	$61,790	6.51%
2000	$1,106,956	6.15%	$50,335	6.33%
2001	$1,691,239	4.22%	$196,610	6.03%
2002
Qtr 1	$478,442	1.99%	$38,911	5.40%
Qtr 2	335,530	1.92%	37,286	5.50%
Qtr 3	429,827	1.78%	36,948	5.10%
Qtr 4	376,845	1.63%	62,664	3.98%

Total	$1,620,644	1.84%	$175,809	4.85%

2003
January	$145,962	1.38%	$20,819	3.95%
February	179,189	1.33%	28,564	3.59%
March	233,969	1.27%	19,872	4.14%

Qtr 1	559,120	1.32%	69,255	3.86%

April	$204,147	1.22%	$27,766	4.30%
May	177,570	1.21%	30,141	3.70%
June	205,042	1.16%	35,197	3.48%

Qtr 2	586,759	1.20%	93,104	3.80%

July	$201,435	0.97%	$20,681	3.23%
August	153,692	1.02%	20,853	3.59%
September	145,693	0.93%	17,818	3.87%

Qtr 3	500,820	0.98%	59,352	3.55%

YTD	$1,646,699	1.17%	$221,711	3.75%

1/	The impact of interest rate swaps is excluded.
2/	Long-term debt may be fixed or variable, and excludes the impact of interest rate swaps.
3/	Accounting cost represents the monthly equivalent yield that discounts the amount due at maturity to the net proceeds over the expected life of the security. Beginning in the 2nd quarter 2003, the impact of debt swaps has been excluded.

Effective Long Term Debt Maturing
As of September 30, 2003

		Total Debt by Quarter		Assuming Callable Debt
(Dollars in millions)		of Contractual Maturity		Redeemed at Initial Call Date

		Amount	Accounting	Amount	Accounting
		Outstanding 1/	Cost 2/	Outstanding 1/	Cost 2/

Currently Callable		—		$8,570	4.60%
2003	Qtr 4	17,841	5.19%	83,843	4.44%

	Total	$17,841	5.19%	$83,843	4.44%

2004	Qtr 1	$18,461	5.91%	$71,968	4.94%
	Qtr 2	27,539	4.60%	74,528	4.71%
	Qtr 3	19,320	6.27%	57,169	5.22%
	Qtr 4	13,911	3.88%	20,514	4.95%

	Total	$79,231	5.00%	$224,179	4.93%

2005	Qtr 1	$21,805	3.74%	$34,000	4.83%
	Qtr 2	15,356	3.44%	19,823	4.28%
	Qtr 3	16,946	4.93%	22,583	5.89%
	Qtr 4	23,263	4.17%	15,406	5.28%

	Total	$77,370	4.07%	$91,812	5.05%

2006		79,138	3.99%	74,689	5.18%
2007		49,184	5.68%	40,750	6.65%
2008 and beyond		390,955	5.47%	169,876	5.29%

Effective L/T Debt before Pay-Fixed Swaption Effect		$693,719	5.10%	$693,719	5.10%
Pay-Fixed Swaption Effect		—	0.23%	—	0.23%

Total Effective L/T Debt		$693,719	5.33%	$693,719	5.33%

1/	Amount outstanding includes long-term debt, effective fixed-rate debt and notional amount of long-term interest rate swaps. Also includes debt linked to swaptions which makes it effectively callable debt. Effective variable-rate debt is excluded from the data.
2/	Accounting cost represents the monthly equivalent yield that discounts the amount due at maturity to the net proceeds over the expected life of the security. The impact of debt swaps is included.

Callable Debt, Callable Swaps, Receive-Fixed Swaptions
and Other Option Embedded Instruments
As of September 30, 2003

(Dollars in millions)

		Amount
Call Date	Year of Maturity	Outstanding	Average Cost

Callable debt, callable swaps and receive-fixed swaptions 1/:

Currently callable	2004-2028	$8,570	4.60%

2003	2003-2028	65,969	4.23%

2004	2004-2033	155,525	4.71%

2005	2005-2033	43,523	5.29%

2006	2008-2031	33,690	5.68%

2007	2011-2032	20,458	5.97%

2008	2013-2033	9,510	5.38%

2009 and later	2012-2030	12,970	6.81%

Total		350,215	4.95%

Pay-fixed swaptions		167,930

Caps		138,100

Total option-embedded financial instruments		$656,245

1/ Excludes $51,181 million of callable debt which was swapped to variable rate debt and which is classified as effectively non-callable debt.

Mortgage-Backed Securities Issued
September 2003

(Dollars in millions)

	Lender-originated MBS

	Single - Family
						MBS Purchased	MBS Issues
	Long-	Inter-	Conventional			by Fannie Mae's	Acquired by	Fannie Mae	REMICs
	Term 1/	mediate /2	ARMS	Multifamily	Total	Portfolio	Other Investors	Originated	Issued

1997	$90,903	$29,602	$20,834	$5,814	$147,153	$39,033	$108,120	$2,276	$74,812

1998	235,700	65,125	14,008	10,618	325,451	104,728	220,723	696	76,332

1999	223,753	56,296	11,803	8,496	300,348	125,498	174,850	341	50,613

2000	155,859	21,127	25,729	7,596	210,311	104,904	105,407	1,351	33,594

2001	393,576	93,503	24,442	13,801	525,322	180,583	344,738	3,101	123,506

2002

Qtr 1	$114,588	$45,092	$11,439	$2,797	$173,916	$67,112	$106,804	$2,064	$36,819

Qtr 2	91,442	25,852	12,605	2,143	132,042	29,133	102,909	2,964	21,624

Qtr 3	107,126	32,527	15,237	1,971	156,861	44,269	112,592	3,759	35,511

Qtr 4	165,681	64,677	24,695	5,427	260,480	104,525	155,955	7,509	50,012

Total	$478,837	$168,148	$63,976	$12,338	$723,299	$245,039	$478,260	$16,296	$143,966

2003

January	$66,876	$29,635	$8,745	$1,390	$106,646	$42,858	$63,788	$2,268	$22,113

February	59,693	24,746	8,280	466	93,185	27,530	65,655	2,319	25,631

March	58,401	24,211	9,411	719	92,742	18,252	74,490	1,439	25,652

Qtr 1	$184,970	$78,593	$26,436	$2,574	$292,573	$88,640	$203,933	$6,026	$73,396

April	$76,311	$32,986	$11,679	$666	$121,643	$25,648	$95,993	$829	$33,890

May	67,735	29,925	9,788	988	108,436	23,180	85,257	391	20,915

June	74,117	33,000	14,341	1,449	122,906	21,655	101,251	1,583	16,783

Qtr 2	218,162	95,911	35,807	3,104	352,985	70,483	282,502	2,802	71,588

July	$75,253	$33,187	$10,106	$1,420	$119,966	$48,268	$71,698	$2,047	$24,466

August	72,367	27,607	8,891	796	109,661	54,294	55,367	2,212	25,223

September	74,693	28,191	13,222	4,192	120,297	73,504	46,793	2,551	10,105

Qtr 3	222,312	88,985	32,218	6,408	349,924	176,066	173,858	6,810	59,794

YTD	$625,410	$263,489	$94,461	$12,086	$995,483	$335,190	$660,293	$15,638	$204,778

1/ Long-term Mortgage-Backed Securities have contractual maturities greater than 15 years.

2/ Intermediate-term Mortgage-Backed Securities have contractual maturities equal to or less than 15 years.

Mortgage-Backed Securities Outstanding
September 2003

(Dollars in millions)

	MBS

	Single-family
						MBS in
	Long -	Inter-	Conventional			Fannie Mae's	Outstanding
	Term 1/	mediate 2/	ARMS	Multifamily	Total	Portfolio 3/	MBS 3/	REMICs

1997	$448,824	$168,132	$71,025	$21,601	$709,582	$130,444	$579,138	$328,596

1998	557,983	187,221	59,001	30,313	834,518	197,375	637,143	311,426

1999	670,555	200,488	53,898	35,942	960,883	281,714	679,169	293,563

2000	758,869	189,362	68,167	41,352	1,057,750	351,066	706,684	291,798

2001	938,139	232,092	67,894	52,226	1,290,351	431,484	858,867	346,143

2002

Qtr 1	974,360	254,908	72,106	54,030	1,355,404	459,094	896,310	352,159

Qtr 2	1,000,662	271,030	77,750	55,152	1,404,594	459,097	945,497	347,566

Qtr 3	1,031,062	285,339	86,528	56,016	1,458,945	468,552	990,393	346,538

Qtr 4	1,054,165	321,290	103,155	59,677	1,538,287	508,831	1,029,456	346,703

2003

Qtr 1	1,087,299	371,642	117,554	60,979	1,637,474	529,954	1,107,520	369,032

Qtr 2	1,128,843	418,913	139,506	62,633	1,749,896	512,435	1,237,461	382,441

Qtr 3	1,136,259	444,794	152,801	67,675	1,801,528	590,449	1,211,079	371,763

1/ Long-term Mortgage-Backed Securities have contractual maturities greater than 15 years.

2/ Intermediate-term Mortgage-Backed Securities have contractual maturities equal to or less than 15 years.

3/ Based on unpaid principal balances effective March 31, 2002.

SINGLE-FAMILY REO ACQUISITIONS AND PREFORECLOSURE SALES
September 2003

Property State	3Q 2003	2Q 2003	1Q 2003	4Q 2002	3Q 2002	2Q 2002	1Q 2002	4Q 2001	3Q 2001	2Q 2001	1Q 2001	4Q 2000	3Q 2000

Texas	543	467	425	364	312	322	264	234	173	190	262	203	195
Michigan	539	531	507	419	352	292	240	171	159	155	112	86	80
Georgia	518	462	344	310	218	244	184	161	130	126	141	103	90
North Carolina	442	454	308	233	216	188	151	126	72	107	78	65	59
Ohio	428	415	366	301	277	234	186	201	184	187	146	142	97
Indiana	378	282	238	244	219	165	184	134	92	101	94	108	88
Colorado	276	192	155	142	126	87	70	43	39	59	44	34	36
Florida	253	289	270	279	322	297	291	308	326	366	368	333	354
Pennsylvania	247	215	218	237	240	242	197	211	238	196	174	233	230
South Carolina	217	177	149	144	127	109	101	87	52	58	51	52	40
Illinois	215	192	202	250	213	173	197	166	149	127	157	149	138
Tennessee	200	219	225	174	158	125	117	76	69	63	80	43	47
Missouri	191	195	191	137	130	134	109	104	68	69	65	68	55
Washington	184	195	208	202	197	199	154	168	132	122	130	133	118
Utah	173	220	183	178	162	145	137	125	74	64	81	71	52
Arizona	167	151	130	125	129	107	104	84	65	67	67	88	67
Alabama	154	185	164	126	110	119	107	95	75	68	45	62	37
New York	130	123	108	151	130	115	134	146	103	150	164	177	165
Kentucky	118	101	95	58	33	45	33	28	43	20	15	18	15
Lousiana	112	126	100	87	79	80	77	57	45	47	45	42	47
Other sates	1,397	1,378	1,332	1,254	1,310	1,266	1,300	1,167	1,147	1,224	1,274	1,188	1,341

Total REOs acquired:	6,882	6,569	5,918	5,415	5,060	4,688	4,337	3,892	3,435	3,566	3,593	3,398	3,351

Preforeclosure sales:	439	444	356	373	370	386	281	259	354	304	265	318	340

SINGLE-FAMILY REO INVENTORY
September 2003

Property State	3Q 2003	2Q 2003	1Q 2003	4Q 2002	3Q 2002	2Q 2002	1Q 2002	4Q 2001	3Q 2001	2Q 2001	1Q 2001	4Q 2000	3Q 2000

Michigan	1,676	1,564	1,351	1,084	878	701	598	501	427	366	313	281	249
Ohio	981	917	826	666	560	465	409	423	386	354	298	243	194
North Carolina	802	766	595	477	430	341	264	210	171	179	156	135	124
Texas	759	687	663	616	561	509	442	385	322	360	398	347	329
Georgia	758	714	554	477	374	364	314	269	233	233	207	170	143
Indiana	513	426	379	338	322	254	252	182	141	141	138	150	127
Colorado	456	341	311	252	203	142	107	77	97	104	86	70	70
Pennsylvania	406	392	432	440	438	398	374	380	383	344	369	437	436
South Carolina	373	346	301	278	246	212	173	138	104	103	101	88	72
Florida	360	398	398	410	413	377	408	415	442	446	441	424	449
Washington	330	323	326	317	295	264	245	240	199	197	219	215	191
Tennessee	325	326	355	293	271	220	184	145	137	126	112	87	86
Illinois	311	320	363	379	310	255	261	254	237	223	260	251	247
Alabama	301	309	278	219	210	217	205	178	135	114	105	95	59
Missouri	296	292	280	247	247	207	201	157	113	106	110	127	117
Kentucky	278	237	173	102	70	78	61	57	55	33	26	35	28
Minnesota	266	250	197	163	144	135	131	113	123	121	93	91	93
Maryland	249	301	332	335	367	341	328	311	285	291	283	304	358
New York	233	230	221	244	236	228	264	290	280	315	360	374	415
Utah	228	287	279	267	219	198	199	171	112	115	127	105	87
Other states	2,465	2,418	2,429	2,371	2,335	2,133	2,214	2,177	2,133	2,187	2,315	2,385	2,704

Total REO inventory	12,366	11,844	11,043	9,975	9,129	8,039	7,634	7,073	6,515	6,458	6,517	6,414	6,578

Portfolio and Mortgage-Backed Securities Outstanding by State
As of September 30, 2003

(Dollars in millions)
	Portfolio		Mortgage-Backed Securities		T o t a l 4/

	Number		Number		Number
	of Units 1/	Amount 2/	of Units 1/	Amount 2/	of Units	Amount

Alabama	33,807	$2,055	194,189	$17,244	227,996	$19,299
Alaska	18,147	1,417	16,468	1,961	34,615	3,378
Arizona	52,639	3,597	434,074	44,435	486,713	48,032
Arkansas	30,004	2,106	93,973	7,779	123,977	9,885
California	359,879	29,636	2,788,989	368,766	3,148,868	398,402
Colorado	49,504	3,774	429,114	55,377	478,618	59,151
Connecticut	42,622	3,589	197,608	23,930	240,230	27,519
Delaware	10,236	804	51,432	5,654	61,668	6,458
Dist. of Columbia	23,396	914	45,985	4,182	69,381	5,096
Florida	182,289	12,571	1,158,496	109,895	1,340,785	122,466
Georgia	85,178	6,211	534,592	56,493	619,770	62,704
Guam	475	47	999	85	1,474	132
Hawaii	21,093	2,775	78,829	13,459	99,922	16,234
Idaho	10,968	727	77,887	7,528	88,855	8,255
Illinois	158,179	12,611	659,719	75,413	817,898	88,024
Indiana	65,689	4,237	315,050	25,841	380,739	30,078
Iowa	47,387	3,223	95,173	7,855	142,560	11,078
Kansas	24,131	1,624	112,023	10,112	136,154	11,736
Kentucky	21,682	1,302	140,245	12,261	161,927	13,563
Louisiana	58,157	3,900	206,272	16,552	264,429	20,452
Maine	17,894	1,247	53,101	5,102	70,995	6,349
Maryland	81,003	5,273	415,724	46,498	496,727	51,771
Massachusetts	97,700	7,327	457,098	59,498	554,798	66,825
Michigan	118,696	8,216	655,484	66,183	774,180	74,399
Minnesota	64,043	4,952	298,082	33,279	362,125	38,231
Mississippi	26,964	1,872	95,260	7,516	122,224	9,388
Missouri	67,010	4,128	300,210	27,461	367,220	31,589
Montana	12,108	977	41,365	4,043	53,473	5,020
Nebraska	28,245	2,068	69,700	5,578	97,945	7,646
Nevada	32,046	1,969	203,021	22,014	235,067	23,983
New Hampshire	20,373	1,560	88,998	10,112	109,371	11,672
New Jersey	93,681	9,356	506,246	62,448	599,927	71,804
New Mexico	24,543	1,801	89,694	8,540	114,237	10,341
New York	238,063	15,496	870,330	85,090	1,108,393	100,586
North Carolina	60,680	4,669	427,467	43,608	488,147	48,277
North Dakota	6,476	346	18,095 `	1,298	24,571	1,644
Ohio	159,203	10,935	583,856	49,907	743,059	60,842
Oklahoma	43,124	2,727	141,962	10,377	185,086	13,104
Oregon	39,181	3,141	266,364	29,412	305,545	32,553
Pennsylvania	114,625	8,277	523,806	47,605	638,431	55,882
Puerto Rico	24,263	1,942	67,725	5,461	91,988	7,403
Rhode Island	16,313	1,205	71,647	7,388	87,960	8,593
South Carolina	31,668	2,471	191,138	18,162	222,806	20,633
South Dakota	13,329	891	23,148	1,895	36,477	2,786
Tennessee	42,003	2,721	272,376	25,452	314,379	28,173
Texas	245,448	15,026	1,027,827	83,282	1,273,275	98,308
Utah	27,687	1,947	159,416	17,950	187,103	19,897
Vermont	10,458	668	27,520	2,760	37,978	3,428
Virgin Islands	1,158	86	1,478	123	2,636	209
Virginia	95,755	7,210	431,994	53,612	527,749	60,822
Washington	73,359	6,467	501,478	60,658	574,837	67,125
West Virginia	14,478	910	34,037	2,857	48,515	3,767
Wisconsin	127,440	10,592	212,703	21,698	340,143	32,290
Wyoming	9,351	693	20,256	1,898	29,607	2,591

Total 3/	3,373,830	$246,286	16,779,723	$1,793,587	20,153,553	$2,039,873

1/ Represents individual units financed by conventional and government single-family and multifamily mortgages.

2/ Amount represents gross unpaid principal balances.

3/ Fannie Mae MBS in portfolio totaling $590,449 million are included in MBS, but excluded from portfolio statistics.

4/ Excludes $88.4 billion of non-Fannie Mae securities for which information is not readily available.

Conventional Single-Family
Serious Delinquencies
September 2003

	Credit Enhanced			Non-Credit Enhanced			Total

		Serious Delinquencies 1/			Serious Delinquencies 1/			Serious Delinquencies 1/
	Total #			Total #			Total #
	of Loans	Total #	%	of Loans	Total #	%	of Loans	Total #	%
	Outstanding	of Loans	Delinquent	Outstanding	of Loans	Delinquent	Outstanding	of Loans	Delinquent

Northeast
3rd Qtr 2002	616,765	7,806	1.27%	1,922,408	6,618	0.34%	2,539,173	14,424	0.57%
4th Qtr 2002	585,261	8,403	1.44%	1,957,555	7,023	0.36%	2,542,816	15,426	0.61%
1st Qtr 2003	560,717	8,695	1.55%	2,028,468	7,182	0.35%	2,589,185	15,877	0.61%
2nd Qtr 2003	527,747	8,614	1.63%	2,099,048	7,003	0.33%	2,626,795	15,617	0.59%
3rd Qtr 2003	493,477	8,860	1.80%	2,146,255	7,269	0.34%	2,639,732	16,129	0.61%
Southeast
3rd Qtr 2002	1,045,852	12,056	1.15%	2,097,101	6,350	0.30%	3,142,953	18,406	0.59%
4th Qtr 2002	1,025,978	13,759	1.34%	2,206,143	7,269	0.33%	3,232,121	21,028	0.65%
1st Qtr 2003	1,035,250	13,814	1.33%	2,318,335	7,394	0.32%	3,353,585	21,208	0.63%
2nd Qtr 2003	1,015,977	14,316	1.41%	2,478,564	7,485	0.30%	3,494,541	21,801	0.62%
3rd Qtr 2003	992,095	15,368	1.55%	2,606,248	7,973	0.31%	3,598,343	23,341	0.65%
Midwest
3rd Qtr 2002	807,763	10,789	1.34%	2,065,326	6,660	0.32%	2,873,089	17,449	0.61%
4th Qtr 2002	753,756	11,936	1.58%	2,095,623	7,614	0.36%	2,849,379	19,550	0.69%
1st Qtr 2003	726,495	12,065	1.66%	2,182,183	7,834	0.36%	2,908,678	19,899	0.68%
2nd Qtr 2003	685,332	12,593	1.84%	2,250,348	8,268	0.37%	2,935,680	20,861	0.71%
3rd Qtr 2003	659,238	13,620	2.07%	2,311,163	8,912	0.39%	2,970,401	22,532	0.76%
Southwest
3rd Qtr 2002	781,551	8,036	1.03%	1,544,203	4,152	0.27%	2,325,754	12,188	0.52%
4th Qtr 2002	762,556	8,976	1.18%	1,621,736	4,726	0.29%	2,384,292	13,702	0.57%
1st Qtr 2003	757,485	9,139	1.21%	1,711,293	5,008	0.29%	2,468,778	14,147	0.57%
2nd Qtr 2003	742,479	9,639	1.30%	1,814,996	5,198	0.29%	2,557,475	14,837	0.58%
3rd Qtr 2003	726,185	10,412	1.43%	1,905,760	5,451	0.29%	2,631,945	15,863	0.60%
West
3rd Qtr 2002	666,922	5,380	0.81%	2,232,540	4,567	0.20%	2,899,462	9,947	0.34%
4th Qtr 2002	632,037	5,544	0.88%	2,335,071	4,928	0.21%	2,967,108	10,472	0.35%
1st Qtr 2003	616,243	5,650	0.92%	2,461,966	4,738	0.19%	3,078,209	10,388	0.34%
2nd Qtr 2003	598,039	5,511	0.92%	2,618,767	4,568	0.17%	3,216,806	10,079	0.31%
3rd Qtr 2003	557,868	5,393	0.97%	2,740,929	4,752	0.17%	3,298,797	10,145	0.31%
Total
3rd Qtr 2002	3,918,853	44,067	1.12%	9,861,578	28,347	0.29%	13,780,431	72,414	0.53%
4th Qtr 2002	3,759,588	48,618	1.29%	10,216,128	31,560	0.31%	13,975,716	80,178	0.57%
1st Qtr 2003	3,696,190	49,363	1.34%	10,702,245	32,156	0.30%	14,398,435	81,519	0.57%
2nd Qtr 2003	3,569,574	50,673	1.42%	11,261,723	32,522	0.29%	14,831,297	83,195	0.56%
3rd Qtr 2003	3,428,863	53,653	1.56%	11,710,355	34,357	0.29%	15,139,218	88,010	0.58%

1/ Includes conventional loans three or more months delinquent or in foreclosure process as a percent of the number of loans.

Multifamily Total Serious Delinquencies and REO Inventory
September 2003

(Dollars in millions)

	Loans Serviced		Serious Delinquencies 1/			REO Inventory

	# of		# of		%	# of
	Loans	UPB	Loans	UPB	Delinquent	Loans	UPB

Northeast

3rd Qtr 2002	3,627	14,966.9	2	2.2	0.01%	—	—

4th Qtr 2002	4,127	16,547.0	2	3.6	0.02%	—	—

1st Qtr 2003	4,324	17,568.6	2	3.2	0.02%	—	—

2nd Qtr 2003	4,446	18,406.5	2	3.2	0.02%	—	—

3rd Qtr 2003	4,826	20,075.0	1	2.0	0.01%	—	—

Southeast

3rd Qtr 2002	3,108	19,256.2	7	6.4	0.03%	1	4.0

4th Qtr 2002	3,196	20,280.7	3	11.9	0.06%	1	4.0

1st Qtr 2003	3,272	20,915.2	4	3.2	0.02%	2	12.7

2nd Qtr 2003	3,351	21,699.5	5	7.9	0.04%	2	12.8

3rd Qtr 2003	3,511	22,834.3	6	11.7	0.05%	2	12.7

Midwest

3rd Qtr 2002	2,680	8,825.8	6	46.2	0.52%	1	2.9

4th Qtr 2002	2,796	9,090.9	10	7.6	0.08%	1	2.9

1st Qtr 2003	2,787	9,345.9	10	41.5	0.44%	1	2.9

2nd Qtr 2003	2,921	9,582.1	7	13.9	0.14%	—	—

3rd Qtr 2003	3,047	10,029.8	12	14.6	0.15%	—	—

Southwest
3rd Qtr 2002	2,816	12,460.7	6	6.6	0.05%	—	—

4th Qtr 2002	3,171	13,194.7	4	15.7	0.12%	—	—

1st Qtr 2003	3,173	13,228.8	7	26.4	0.20%	—	—

2nd Qtr 2003	3,308	13,559.2	11	61.7	0.45%	3	7.7

3rd Qtr 2003	3,410	14,127.2	13	69.6	0.49%	3	7.7

West

3rd Qtr 2002	13,389	28,655.4	16	9.0	0.03%	1	2.3

4th Qtr 2002	16,018	31,328.8	11	6.9	0.02%	1	2.3

1st Qtr 2003	15,686	31,870.1	4	8.3	0.03%	1	2.3

2nd Qtr 2003	16,655	33,282.6	10	38.2	0.11%	—	—

3rd Qtr 2003	19,426	38,018.5	15	27.5	0.07%	—	—

Total

3rd Qtr 2002	25,620	84,165.0	37	70.4	0.08%	3	9.2

4th Qtr 2002	29,308	90,442.1	30	45.7	0.05%	3	9.2

1st Qtr 2003	29,242	92,928.6	27	82.6	0.09%	4	17.9

2nd Qtr 2003	30,681	96,529.8	35	124.8	0.13%	5	20.5

3rd Qtr 2003	34,220	105,084.7	47	125.4	0.12%	5	20.4

1/ Includes loans which are two or more months delinquent based on the dollar amount of such loans in the portfolio and underlying MBS.